UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1 TO FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 1, 2011

DECKERS OUTDOOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-22446	95-3015862
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

495A South Fairview Avenue, Goleta, California  93117

(Address of principal executive offices) (Zip Code)

(805) 967-7611

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to Form 8-K (this “Amendment”) is being filed to amend Item 9.01 of the Current Report on Form 8-K filed by Deckers Outdoor Corporation (“Deckers”), on July 6, 2011 (the “July Form 8-K”).  This Amendment provides the historical financial statements of the businesses acquired as required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the July Form 8-K.  No other modification to the July Form 8-K is being made by this Amendment.

Deckers reported under Item 2.01 of the July Form 8-K that on July 1, 2011 it completed its previously announced acquisition (the “Acquisition”) of the Purchased Assets and the assumption of the Assumed Liabilities of Sanuk USA, LLC (“Sanuk”) and C&C Partners, Ltd. (“C&C”).  The Acquisition was made pursuant to an Asset Purchase Agreement entered into as of May 19, 2011, as amended (the “Purchase Agreement”) by and among Deckers, Deckers Acquisition, Inc., Deckers International Limited, Sanuk, the equity holders of Sanuk, Thomas J. Kelley and Ian L. Kessler, C&C, and the shareholders of C&C, Donald A. Clark and Paul Carr.

The foregoing description of the transactions consummated pursuant to the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which was filed as Exhibit 2.1 to the Deckers’ Current Report on Form 8-K, filed May 19, 2011, and Amendment No. 1 to the Purchase Agreement, which was filed as Exhibit 10.1 to the July Form 8-K, and each of which are incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(a)                                               Financial Statements of Businesses Acquired.

The audited financial statements of C&C as of and for the year ended December 31, 2010 and Independent Auditors’ Report thereon is attached as Exhibit 99.1 to this Amendment and is incorporated herein by reference.

The audited financial statements of Sanuk as of and for the year ended December 31, 2010 and Independent Auditors’ Report thereon is attached as Exhibit 99.2 to this Amendment and is incorporated herein by reference.

The unaudited condensed financial statements of C&C as of June 30, 2011 and for the six months ended June 30, 2011 and June 30, 2010 are attached as Exhibit 99.3 to this Amendment and are incorporated herein by reference.

The unaudited condensed financial statements of Sanuk as of June 30, 2011 and for the six months ended June 30, 2011 and June 30, 2010 are attached as Exhibit 99.4 to this Amendment and are incorporated herein by reference.

(b)                                              Pro Forma Financial Information.

Unaudited pro forma condensed consolidated financial statements as of June 30, 2011 and for the six months ended June 30, 2011 and year ended December 31, 2010 are attached as Exhibit 99.5 to this Amendment and are incorporated herein by reference.

(d)                                              Exhibits.

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.
23.2	Consent of Independent Registered Public Accounting Firm.
99.1	Audited financial statements of C&C as of and for the year ended December 31, 2010 and Independent Auditors’ Report thereon.
99.2	Audited financial statements of Sanuk as of and for the year ended December 31, 2010 and Independent Auditors’ Report thereon.
99.3	Unaudited condensed financial statements of C&C as of June 30, 2011 and for the six months ended June 30, 2011 and June 30, 2010.
99.4	Unaudited condensed financial statements of Sanuk as of June 30, 2011 and for the six months ended June 30, 2011 and June 30, 2010.
99.5	Unaudited pro forma condensed consolidated financial statements as of June 30, 2011 and for the six months ended June 30, 2011 and year ended December 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DECKERS OUTDOOR CORPORATION

Date: September 19, 2011
	By:	/s/ Thomas A. George
	Name:	Thomas A. George
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.
23.2	Consent of Independent Registered Public Accounting Firm.
99.1	Audited financial statements of C&C as of and for the year ended December 31, 2010 and Independent Auditors’ Report thereon.
99.2	Audited financial statements of Sanuk as of and for the year ended December 31, 2010 and Independent Auditors’ Report thereon.
99.3	Unaudited condensed financial statements of C&C as of June 30, 2011 and for the six months ended June 30, 2011 and June 30, 2010.
99.4	Unaudited condensed financial statements of Sanuk as of June 30, 2011 and for the six months ended June 30, 2011 and June 30, 2010.
99.5	Unaudited pro forma condensed consolidated financial statements as of June 30, 2011 and for the six months ended June 30, 2011 and year ended December 31, 2010.